UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2008

WM. WRIGLEY JR. COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-800	36-1988190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North Michigan Avenue, Chicago Illinois 60611

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 644-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 25, 2008, Wm. Wrigley Jr. Company (the “Company”) announced that the stockholders of the Company voted to adopt the Agreement and Plan of Merger, dated April 28, 2008, among Mars, Incorporated, New Uno Holdings Corporation and New Uno Acquisition Corporation, as it may be amended from time to time, at a special meeting of the Company’s stockholders.

A copy of the press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Wm. Wrigley Jr. Company, dated September 25, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2008	WM. WRIGLEY JR. COMPANY

	By:	/s/ Howard Malovany
	Name:	Howard Malovany
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Wm. Wrigley Jr. Company, dated September 25, 2008